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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 April 14, 2005
                Date of Report (Date of earliest event reported)
                                ----------------

                        Commission file number: 000-50760


                      Financial Telecom Limited (USA), Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                           58-2670972
----------------------------                       ---------------------------
(State or other jurisdiction                              (IRS Employer
      of incorporation)                            Identification File Number)

     306 Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hongkong
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (852) 2868 0668
                                 ---------------

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits

SIGNATURE

EX-99.1     Press Release

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 8th, 2005, Financial Telecom Limited (USA) Inc. ("we," "our" or "us") completed the Sales and Purchase Agreement ("Agreement"), dated March 25th, 2005, with all of the shareholders (the "Sellers") of Enjoy Media Holdings Limited ("Enjoy Media"), a privately held company organized under the laws of the British Virgin Islands, to acquire from the Sellers 19.5% of the total equity interest of Enjoy Media for a total purchase price of $82,727, to be satisfied by issuing to the Sellers 1,688,306 shares of common stock. The common shares issued to the Sellers are not registered under the Securities Act of 1933, as amended, and are subject to transfer restrictions thereunder.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On April 8, 2005, we issued an aggregate of 1,688,306 shares of our common stock to the shareholders of Enjoy Media Holdings Limited. ("Enjoy Media") to satisfy the purchase price for the acquisition of 19.5% of the total equity interest of Enjoy Media described in Item 1.01 of this Current Report on Form 8-K. The issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 903 thereunder as a sale by the issuer in an offshore transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1     Press release issued on April 5, 2005 relating to the Agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Financial Telecom Limited (USA), Inc.


Date: April 14, 2005                                         By: /s/ David Chen
                                                                 --------------
                                                                     David Chen
                                                        Chief Executive Officer